EXHIBIT 32.2

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of (18 U.S.C. 1350), the undersigned officer of Modern Medical Modalities Corporation, a New Jersey corporation (the "Company"), does hereby certify, to the best of such officer's knowledge and belief, that:

1.
The Quarterly Report on Form 10-Q for the three months ended March 31, 2009 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form 10-Q fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Date: May 14, 2009	/s/ Minesh Patel
Minesh Patel, Chief Financial Officer and Chief Operating Officer

This certification shall not be deemed "filed" for purposes of Section18 of the Securities Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act or the Securities Exchange Act.

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